                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                       COLLEGE RETIREMENT EQUITIES FUND
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(1)(4) and 0-11.

   (1) Title of each class of securities to which transaction applies: N/A
   (2) Aggregate number of securities to which transaction applies: N/A
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
   (4) Proposed maximum aggregate value of transaction: N/A
   (5) Total fee paid: N/A

[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid: N/A
   (2) Form, Schedule or Registration Statement No.: N/A
   (3) Filing Party: N/A
   (4) Date Filed: N/A

                       College Retirement Equities Fund
                               730 Third Avenue
                         New York, New York 10017-3206

NOTICE OF ANNUAL MEETING -- NOVEMBER 7, 2002

The College Retirement Equities Fund (CREF) will hold its annual meeting of participants at CREF's Southern Service Center at 8500 Andrew Carnegie Boulevard, Charlotte, North Carolina, on November 7, 2002, at 10:00 a.m. The meeting agenda is:

  1. To elect two trustees to serve for the next four years or until their successors are elected and qualified;

  2. To vote on the participant proposals presented in the proxy statement; and

  3. To address any other business that may properly come before the meeting.

The Board of Trustees has set September 30, 2002, as the record date for determining the number of votes entitled to be cast. You may vote at the meeting only if you had CREF voting rights as of September 30, 2002.

                                       By order of the Board of Trustees,

                                       /s/ E. Laverne Jones
                                       E. Laverne Jones
                                       Secretary

Please vote as soon as possible before the annual meeting, even if you plan to attend the meeting. You can vote quickly and easily by toll free telephone call, over the Internet or by mail. Just follow the simple instructions that appear on your enclosed proxy card. Since we can't hold the meeting unless a quorum is reached, please help CREF avoid the expense of a follow-up mailing by voting today!

If you plan to attend the meeting, please call 1 877 535-3910 ext. 2440 to obtain an admission pass.

October 7, 2002

COLLEGE RETIREMENT EQUITIES FUND

PROXY STATEMENT FOR ANNUAL MEETING
TO BE HELD ON NOVEMBER 7, 2002

The Board of Trustees of the College Retirement Equities Fund (CREF) has sent you this proxy statement to ask for your vote on several matters affecting CREF. The accompanying proxy will be voted at the annual meeting of CREF participants being held on November 7, 2002, at 10:00 a.m. at CREF's Southern Service Center at 8500 Andrew Carnegie Boulevard, Charlotte, North Carolina. This proxy statement was mailed to participants starting on or about October 7, 2002.

How Do I Vote?

You can vote in any one of four ways:

   (1) By marking, signing, and mailing the enclosed proxy card in the envelope provided;

   (2) Through the Internet at http://www.eproxyvote.com/tiaa-cref (or by going to our Web site at www.tiaa-cref.org);

   (3) By telephone, by calling toll free 1 877 779-8683; or

   (4) By voting in person at the annual meeting.

If you vote by Internet or telephone, please use the 14-digit "control" number that appears in the upper-left corner of your proxy card. Please don't mail your proxy card if you vote by Internet or telephone.

Can I Cancel or Change My Vote?

You can change or cancel your vote at any time up until voting results are announced at the annual meeting. You can do this by simply voting again -- by executing and returning a later-dated proxy card, voting through the Internet or by toll-free telephone call, voting in person at the meeting, or writing CREF's Secretary at 730 Third Avenue, New York, New York 10017-3206.

How Does a Proxy Work?

When you vote by proxy, you are instructing the agents named on the proxy card how to vote on your behalf at the meeting. If you don't specifically instruct them otherwise, they will vote FOR the election of the two nominees for trustee and AGAINST the participant proposals presented in this proxy statement. At this time, we don't know of any other matters being presented at the meeting. If other matters are brought before the meeting, the proxy agents will vote the proxies using their own best judgment, as allowed by the proxy.

Who May Vote; How Many Votes Do I Get?

Only participants in certain accounts will be eligible to vote on the participant proposals. The following table shows which accounts' participants may vote for each item on the proxy ballot:

                                                    All Accounts,
                                                  Except the Social
                                     All Accounts  Choice Account
            -------------------------------------------------------
            Trustee Election              X
            -------------------------------------------------------
            Participant Proposal I        X
            -------------------------------------------------------
            Participant Proposal II       X
            -------------------------------------------------------
            Participant Proposal III      X
            -------------------------------------------------------
            Participant Proposal IV                       X
            -------------------------------------------------------

Each person having voting rights on September 30, 2002, may vote at the meeting. On September 20, 2002, there were 109,145,302,543.35 total votes eligible to be cast, broken down as follows:

Stock Account - 72,797,600,285.03 votes                Social Choice Account - 4,093,650,567.17 votes
Money Market Account - 7,326,437,200.44 votes          Global Equities Account - 5,179,933,650.70 votes
Bond Market Account - 5,585,346,589.33 votes           Growth Account - 7,279,672,149.23 votes
Inflation-Linked Bond Account - 2,497,581,372.65 votes Equity Index Account - 4,385,080,728.80 votes

The number of votes you have is equal to the dollar value of your accumulation in each CREF account on September 30, 2002. If you are receiving annuity payments, the number of votes you have is equal to the dollar amount held on September 30, 2002 in the annuity fund of each CREF account to meet our annuity obligations to you. We will count fractional votes.

How Many Votes Are Needed for a Quorum or to Pass a Vote?

We will have a quorum for the meeting if 10 percent of the votes entitled to be cast are voted. Abstentions are counted in determining whether a quorum has been reached. The outcome of the election of trustees and the participant proposal votes will be decided by a majority of the eligible votes present in person or represented by proxy. Abstentions are not counted in determining the actual voting results. No votes are cast by brokers.

I. ELECTION OF TRUSTEES

CREF's Board of Overseers recently approved an amendment to CREF's constitution reducing the total number of trustees to serve on the CREF Board of Trustees from sixteen to eight while reducing the number of trustees serving in each trustee class from four to two. The amended constitution, to become effective November 7, 2002, provides that the CREF Board of Trustees will continue to be divided into four classes, but two trustees instead of four will be elected each year for a term of four years. We believe these changes will lead to a more productive and efficient governance structure for CREF.

At this annual meeting, you are being asked to elect two trustees to serve for four years or until their successors are elected and qualified. Below is information about the two nominees and the current trustees that are continuing on the CREF board. (Those current trustees not listed below intend to leave the CREF board following the annual meeting.) Each of the nominees currently serves on CREF's Board of Trustees. Note that following the meeting, John H. Biggs will resign from the CREF board and Martin L. Leibowitz will be appointed to serve as the CREF Chairman of the Board.

In addition to the information listed below, each of the CREF trustees currently serving also serves on the boards of trustees of TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, and TIAA-CREF Life Funds and on the management committee of TIAA Separate Account VA-1.

NOMINEES FOR TRUSTEES

                   Nancy L. Jacob, 59, is president and managing principal of
                   Windermere Investment Associates. She was previously
                   chairman and chief executive officer of CTC Consulting,
     [PHOTO]       Inc. and executive vice president, U.S. Trust of the
                   Pacific Northwest. Dr. Jacob received a B.A. from the
  Nancy L. Jacob   University of Washington and a Ph.D. from the University of
Trustee since 1979 California, Irvine.

                   Nestor V. Santiago, 53, has been vice president and chief
     [PHOTO] investment officer for the Howard Hughes Medical Institute since February 2000. From 1994 to January 2000, he was the
Nester V. Santiago head of the investment office for the International
Trustee since 2000 Monetary Fund. Mr. Santiago serves on the board of directors of the Bank-Fund Credit Union and the Emerging
                   Markets Growth Fund, Inc. He is also financial advisor to the Margaret McNamara Memorial Fund, investment advisor to the World Bank Staff Association, a member of the investment committee of Arena Stage, and chairman of the finance council of Holy Trinity Church. Mr. Santiago received a B.S. in Chemical Engineering from the University of the Philippines and an M.B.A. from Harvard University.

Each of the nominees has consented to serve if elected. If any nominee is unavailable to serve when the meeting is held, the proxy agents may cast your votes for a substitute chosen by the current Board of Trustees.

CONTINUING TRUSTEES

                    Martin J. Gruber, 65, has been Nomura Professor of Finance
     [PHOTO]        at the New York University Stern School of Business since
                    1987 and served as chairman of its Department of Finance
 Martin J. Gruber   from 1989 to September 1997. Dr. Gruber served as a trustee
Trustee since 2000  of TIAA from 1996 to 2000. Dr. Gruber is a past president of the American Finance Association. He also serves on the boards of Deutsche Asset Management B.T. Funds, the Japan
                    Equity Fund Inc., Singapore Equity Fund, Inc., the Thai
                    Equity Fund, Inc., and the DB Hedge Strategies Fund, L.L.C.
                    He received an S.B. from the Massachusetts Institute of
                    Technology and an M.B.A. and Ph. D. from the Columbia
                    University Graduate School of Business. His term as trustee will expire in 2004.

     [PHOTO] Martin L. Leibowitz,* 66, has been vice chairman and chief investment officer of CREF and TIAA since 1995. Formerly,
Martin L. Leibowitz he was a managing director-director of research, and a Trustee since 1995 member of the executive committee of Salomon Brothers, Inc.
                    Mr. Leibowitz is a trustee of TIAA and TIAA-CREF Investment
                    Management, LLC ("Investment Management"), and a director of Teachers Advisors, Inc. ("Advisors") and TIAA-CREF Life
                    Insurance Company. He is also president of Investment
                    Management and Advisors and chief investment officer of TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual
                    Funds, TIAA-CREF Life Funds, and TIAA Separate Account
                    VA-1. Mr. Leibowitz is a trustee of the Institute for Advanced Study at Princeton. He is also a member of The
                    Rockefeller University Council and the board of overseers of the New York University Stern School of Business and a trustee of the Carnegie Corporation of New York. Mr.
                    Leibowitz also serves on the investment advisory committee for the New York State Common Retirement Fund, the
                    University of Chicago, and Harvard University. He received a B.A. and an M.S. from the University of Chicago, and a Ph.D. from New York University's Courant Institute of
                    Mathematical Sciences. His term as trustee will expire in 2003.

     [PHOTO]        Bevis Longstreth,* 68, is a retired partner of the law firm of Debevoise & Plimpton. Until 1994, he was a partner of
 Bevis Longstreth   the same firm, and thereafter he was of counsel to that
Trustee since 1996  firm. Mr. Longstreth has served as a commissioner of the
                    Securities and Exchange Commission, and as an adjunct
                    professor at Columbia University School of Law. Mr.
                    Longstreth is a member of the board of directors of
                    AMVESCAP, PLC. He is chairman of the finance committee of
                    the Rockefeller Family Fund and chairman of the investment committee of the Nathan Cummings Foundation. He is also a
                    trustee of the New School University. Mr. Longstreth
                    received a B.S.E. from Princeton University and a J.D. from
                    Harvard University. His term as trustee will expire in 2003.

---------------
* Because Mr. Leibowitz is an officer of CREF, he is deemed to be an "interested person" of CREF within the meaning of the Investment Company Act of 1940. Mr. Longstreth may be considered an "interested person" of CREF because he was associated with a law firm that has acted as counsel to CREF.

CONTINUING TRUSTEES continued


                   Stephen A. Ross, 58, has been the Franco Modigliani
                   Professor of Finance and Economics at the Sloan School of
                   Management at the Massachusetts Institute of Technology
                   since July 1998. He was previously the Sterling Professor
                   of Economics and Finance at the Yale School of Management
                   at Yale University. Dr. Ross is also co-chairman of Roll &
                   Ross Asset Management Corp., a director of Freddie Mac and
                   Algorithmics, Incorporated, a trustee of the California
     [PHOTO]       Institute of Technology, and a principal of IV Capital,
                   Ltd. He received a B.S. from the California Institute of
   Stephen Ross    Technology and a Ph.D. from Harvard University. His term as
Trustee since 1981 trustee will expire in 2005.

                   Maceo K. Sloan, 52, has been the Chairman, President and
                   CEO of Sloan Financial Group, Inc. and Chairman and CEO of
                   NCM Capital Management Group, Inc., since 1991. Mr. Sloan
                   is a director of SCANA Corporation and M&F Bancorp, Inc.
     [PHOTO]       Mr. Sloan received a B.A. from Morehouse College, an
                   M.B.A. from Georgia State University, and a J.D. from North
   Maceo Solan     Carolina Central University School of Law. His term as
Trustee since 1991 trustee will expire in 2005.

                   Robert W. Vishny, 43, is the Eric J. Gleacher Distinguished
                   Service Professor of Finance at the University of Chicago
                   Graduate School of Business where he has taught since 1985.
                   He is also a founding partner of LSV Asset Management, an investment management firm. He is the former director of the program in corporate finance at the National Bureau of
     [PHOTO]       Economic Research. Dr. Vishny received an A.B. from The
                   University of Michigan and a Ph.D. from the Massachusetts
 Robert W. Vishny Institute of Technology. His term as trustee will expire in Trustee since 1996 2004.

CURRENT CREF TRUSTEES AND OFFICERS

The following table includes certain information about all of CREF's current trustees and officers, including positions currently held with CREF, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them. The first table includes information about CREF's disinterested trustees and the second table includes information about CREF's interested trustees and officers. Those trustees whose names are denoted by an asterisk (*) are expected to be leaving the CREF board shortly after the annual meeting.

Disinterested Trustees

                                                                                                 Number of
                                                                                                 Portfolios
                                                                                                  in Fund
                                                Term of Office                                    Complex          Other
                                Position(s)     and Length of        Principal Occupation(s)      Overseen   Directorships Held
Name, Address and Age          Held with Fund    Time Served           During Past 5 Years       by Trustee     by Trustees
---------------------          -------------- ------------------- ------------------------------ ---------- ---------------------
Elizabeth E. Bailey*              Trustee     Term expires 2002.  John C. Hower Professor of         51     Director, CSX
The Wharton School                            Trustee since 1986. Public Policy and Management,             Corporation and
University of Pennsylvania                                        The Wharton School,                       Philip Morris
Suite 3100                                                        University of Pennsylvania.               Companies Inc.
Steinberg-Dietrich Hall
Philadelphia, PA 19104-6372
Age: 63

Joyce A. Fecske*                  Trustee     Term expires 2005.  Vice President Emerita, DePaul     51     None
11603 Briarwood Lane                          Trustee since 1993. University. Formerly, Vice
Burr Ridge, IL 60527                                              President for Human Resources,
Age: 55                                                           DePaul University.

Edes P. Gilbert*                  Trustee     Term expires 2005.  Formerly, Acting President,        51     None
Retired Head, The Spence                      Trustee since 1989. Independent Educational
 School                                                           Services, Consultant,
49 East 78th Street, Suite 4A                                     Independent Educational
New York, NY 10021                                                Services, and Head, The Spence
Age: 70                                                           School.

Martin J. Gruber                  Trustee     Term expires 2004.  Nomura Professor of Finance,       51     Director, Deutsche
New York University                           Trustee since 2000. New York University, Stern                Asset Management
Stern School of Business                                          School of Business. Formerly,             B.T. Funds, Japan
Henry Kaufman Management                                          Chairman, Department of                   Equity Fund, Inc.,
 Education Center                                                 Finance, New York University,             Singapore Equity
44 West 4th Street, Suite 988                                     Stern School of Business, and             Fund, Inc., the Thai
New York, NY 10012                                                Trustee of TIAA, 1996 - 2000.             Equity Fund, Inc. and
Age: 65                                                                                                     the DB Hedge
                                                                                                            Securities Fund,
                                                                                                            L.L.C.

                                                                                                Number of
                                                                                                Portfolios
                                                                                                 in Fund
                                             Term of Office                                      Complex           Other
                             Position(s)     and Length of         Principal Occupation(s)       Overseen    Directorships Held
Name, Address and Age       Held with Fund    Time Served            During Past 5 Years        by Trustee      by Trustees
---------------------       -------------- ------------------- -------------------------------- ---------- ----------------------
Nancy L. Jacob                 Trustee     Term expires 2002.  President and Managing               51     None
Windermere Investment                      Trustee since 1979. Principal, Windermere
 Associates                                                    Investment Associates.
121 S.W. Morrison Street                                       Formerly, Chairman and Chief
Suite 925                                                      Executive Officer, CTC
Portland, OR 97204                                             Consulting, Inc.,
Age: 59                                                        and Executive Vice President,
                                                               U.S. Trust of
                                                               the Pacific Northwest.

Marjorie Fine Knowles*         Trustee     Term expires 2004.  Professor of Law,                    51     None
College of Law                             Trustee since 1983. Georgia State University College
Georgia State University                                       of Law.
P.O. Box 4037
Atlanta, GA 30302-4037
Age: 63

Stephen A. Ross                Trustee     Term expires 2005.  Franco Modigliani Professor of       51     Director, Freddie
Sloan School of Management                 Trustee since 1981. Finance and Economics, Sloan                Mac; Co-Chairman,
Massachusetts Institute of                                     School of Management,                       Roll & Ross Asset
 Technology                                                    Massachusetts Institute of                  Management Corp.;
77 Massachusetts Avenue                                        Technology, Co-Chairman, Roll               and Principal, IV
Cambridge, MA 02139                                            & Ross Asset Management                     Capital, Ltd.
Age: 58                                                        Corp. Formerly, Sterling
                                                               Professor of Economics and
                                                               Finance, Yale School of
                                                               Management, Yale University.

Nestor V. Santiago             Trustee     Term expires 2002.  Vice President and Chief             51     Director, Bank-Fund
Howard Hughes Medical                      Trustee since 2000. Investment Officer, Howard                  Credit Union and
 Institute                                                     Hughes Medical Institute.                   Emerging Markets
4000 Jones Bridge Road                                         Formerly, Investment Advisor/               Growth Fund, Inc.
Chevy Chase, MD 20815                                          Head of Investment Office,
Age: 53                                                        International Monetary Fund.

Eugene C. Sit*                 Trustee     Term expires 2003.  Chairman, Chief Executive            51     Chairman and
Sit Investment Associates,                 Trustee since 1991. Officer and Chief Investment                Director of registered
 Inc.                                                          Officer, Sit Investment                     investment
4600 Norwest Center                                            Associates, Inc. and Sit/Kim                companies managed
90 South Seventh Street                                        International Investment                    by Sit Investment
Minneapolis, MN 55402-4130                                     Associates, Inc.                            Associates, Inc.
Age: 64

                                                                                                  Number of
                                                                                                  Portfolios
                                                                                                   in Fund
                                              Term of Office                                       Complex           Other
                            Position(s)       and Length of          Principal Occupation(s)       Overseen    Directorships Held
Name, Address and Age      Held with Fund      Time Served             During Past 5 Years        by Trustee      by Trustees
---------------------     ----------------- ------------------- --------------------------------- ----------  ---------------------
Maceo K. Sloan            Trustee           Term expires 2005.  Chairman, President and CEO,          51      Director, SCANA
NCM Capital Management                      Trustee since 1991. Sloan Financial Group, Inc., and              Corporation and M&F
 Group, Inc.                                                    Chairman and CEO, NCM                         Bancorp, Inc.
103 West Main Street,                                           Capital Management Group,
 Suite 400                                                      Inc., since 1991.
Durham, NC 27701-3638
Age: 52

David K. Storrs*          Trustee           Term expires 2002.  President and Chief Executive         51      Director of thirteen
Alternative Investment                      Trustee since 1994. Officer, Alternative Investment               money market funds
 Group, LLC                                                     Group, LLC                                    sponsored by Alliance
2960 Post Road                                                                                                Capital Management
Southport, CT 06890
Age: 58

Robert W. Vishny          Trustee           Term expires 2004.  Eric J. Gleacher Distinguished        51      None
University of Chicago                       Trustee since 1996. Service Professor of Finance,
Graduate School of                                              University of Chicago, Graduate
 Business                                                       School of Business. Founding
1101 East 58th Street                                           Partner, LSV Asset Management.
Chicago, IL 60637
Age: 43

Interested
Trustees and Officers                                                                             Number of
                                                                                                  Portfolios
                                                                                                   in Fund
                                              Term of Office                                       Complex           Other
                            Position(s)       and Length of          Principal Occupation(s)       Overseen    Directorships Held
Name, Address and Age      Held with Fund      Time Served             During Past 5 Years        by Trustee      by Trustees
---------------------     ----------------- ------------------- --------------------------------- ----------  --------------------
John H. Biggs*/(1)/       Chairman of       Term as Trustee     Chairman, President and               51      Director, The
TIAA-CREF                 Board, President  expires 2004.       Chief Executive Officer of CREF,              Boeing Company
730 Third Avenue          and Chief         Trustee since 1983. TIAA, TIAA-CREF Mutual Funds,
New York, NY 10017-3206   Executive Officer Chairman and Chief  TIAA-CREF Institutional Mutual
Age: 66                                     Executive Officer   Funds, TIAA-CREF Life Funds
                                            since 1993.         and TIAA Separate Account VA-1
                                            President since     (these funds are collectively
                                            1997. Indefinite    referred to as the "TIAA-CREF
                                            term as officer.    Funds"). Trustee of TIAA-CREF
                                                                Individual & Institutional
                                                                Services, Inc. ("Services")
                                                                Member of Board of Managers
                                                                of TIAA-CREF Investment
                                                                Management LLC ("Investment
                                                                Management"). Director of
                                                                Teachers Personal Investors
                                                                Services, Inc. ("TPIS"), Teachers
                                                                Advisors, Inc. ("Advisors") and
                                                                TIAA-CREF Trust Company, FSB
                                                                ("TIAA-CREF Trust Company").

                                                                                                Number of
                                                                                                Portfolios
                                                                                                 in Fund
                                            Term of Office                                       Complex           Other
                          Position(s)       and Length of          Principal Occupation(s)       Overseen    Directorships Held
Name, Address and Age    Held with Fund      Time Served             During Past 5 Years        by Trustee      by Trustees
---------------------  ------------------ ------------------- --------------------------------- ---------- ----------------------

Martin L.              Vice Chairman      Term as Trustee     Vice Chairman and Chief              51      None
 Leibowitz/(1) /       and Chief          expires 2003.       Investment Officer of the TIAA-
TIAA-CREF              Investment Officer Trustee since 1995. CREF Funds. Vice Chairman of
730 Third Avenue                          Vice Chairman and   the Board and Chief Investment
New York, NY                              Chief Investment    Officer of TIAA. Member of
 10017-3206                               Officer since 1995. Board of Managers and
Age: 66                                   Indefinite term as  President of Investment
                                          officer.            Management. Director and
                                                              President of Advisors. Director
                                                              of TIAA-CREF Life Insurance
                                                              Company ("TIAA-CREF Life").

Bevis Longstreth/(2)/  Trustee            Term expires 2003.  Retired Partner, Debevoise &         51      Member of the Board
Debevoise & Plimpton                      Trustee since 1996. Plimpton. Formerly, Partner and              of Directors of
919 Third Avenue                                              Of Counsel, Debevoise &                      AMVESCAP, PLC and
New York, NY                                                  Plimpton, Adjunct Professor at               Chairman of the
 10022-6225                                                   Columbia University School of                Finance Committee of
Age: 68                                                       Law and Commissioner of the                  the Rockefeller Family
                                                              U.S. Securities and Exchange                 Fund
                                                              Commission.

Richard J.             Vice President and Indefinite term.    Vice President and Treasurer of      N/A              N/A
 Adamski/(1)/          Treasurer          Vice President and  the TIAA-CREF Funds and TIAA.
TIAA-CREF                                 Treasurer since     Vice President and Treasurer of
730 Third Avenue                          1991.               Investment Management,
New York, NY                                                  Services, TPIS, Advisors, TIAA-
 10017-3206                                                   CREF Life, and TIAA-CREF
Age: 60                                                       Tuition Financing, Inc. ("Tuition
                                                              Financing").

C. Victoria Apter/(1)/ Executive Vice     Indefinite term.    Executive Vice President of the      N/A              N/A
TIAA-CREF              President          Executive Vice      TIAA-CREF Funds and TIAA.
730 Third Avenue                          President since     Formerly, Vice President,
New York, NY                              2000.               Retirement Services, CREF and
 10017-3206                                                   TIAA.
Age: 59

Scott C. Evans/(1)/    Executive Vice     Indefinite term.    Executive Vice President of the      N/A              N/A
TIAA-CREF              President          Executive Vice      TIAA-CREF Funds and TIAA.
730 Third Avenue                          President since     Executive Vice President of
New York, NY                              1997.               Investment Management and
 10017-3206                                                   Advisors and Director of TIAA-
Age: 43                                                       CREF Life

                                                                                                    Number of
                                                                                                    Portfolios
                                                                                                     in Fund
                                                Term of Office                                       Complex         Other
                              Position(s)       and Length of          Principal Occupation(s)       Overseen  Directorships Held
Name, Address and Age        Held with Fund      Time Served             During Past 5 Years        by Trustee    by Trustees
---------------------      ------------------ ------------------- --------------------------------- ---------- ------------------

Martin E. Galt, III/(1)/   Executive Vice     Indefinite term.    Executive Vice President and         N/A            N/A
TIAA-CREF                  President          Executive Vice      President, TIAA-CREF
730 Third Avenue                              President since     Investment Products, CREF and
New York, NY 10017-3206                       2000.               TIAA. President of the TIAA-
Age: 60                                                           CREF Funds (other than CREF).
                                                                  Formerly, Executive Vice
                                                                  President and President,
                                                                  Institutional Investments, Bank
                                                                  of America, and Principal
                                                                  Investment Officer, NationsBank.
                                                                  Director and President of Tuition
                                                                  Financing and TPIS and Director
                                                                  of TIAA-CREF Life and TIAA-
                                                                  CREF Trust Company.

Richard L. Gibbs/(1)/      Executive Vice     Indefinite term.    Executive Vice President of the      N/A            N/A
TIAA-CREF                  President          Executive Vice      TIAA-CREF Funds and TIAA.
730 Third Avenue                              President since     Executive Vice President,
New York, NY 10017-3206                       1993.               Investment Management,
Age: 55                                                           Advisors and Tuition Financing
                                                                  and Director of TIAA-CREF Life
                                                                  and Tuition Financing.

Don W. Harrell/(1)/        Executive Vice     Indefinite term.    Executive Vice President of the      N/A            N/A
TIAA-CREF                  President          Executive Vice      TIAA-CREF Funds and TIAA.
730 Third Avenue                              President since     Director of TIAA-CREF Life.
New York, NY 10017-3206                       1992.
Age: 64

Ira J. Hoch/(1)/           Executive Vice     Indefinite term.    Executive Vice President of the      N/A            N/A
TIAA-CREF                  President          Executive Vice      TIAA-CREF Funds and TIAA.
730 Third Avenue                              President since     Formerly, Vice President,
New York, NY 10017-3206                       2000.               Retirement Services, CREF and
Age: 52                                                           TIAA.

Matina S. Horner/(1)/      Executive Vice     Indefinite term.    Executive Vice President of the      N/A            N/A
TIAA-CREF                  President          Executive Vice      TIAA-CREF Funds and TIAA.
730 Third Avenue                              President since     Director of TIAA-CREF Life.
New York, NY 10017-3206                       1989.
Age: 63

E. Laverne Jones/(1)/      Vice President and Indefinite term.    Vice President and Corporate         N/A            N/A
TIAA-CREF                  Corporate          Vice President and  Secretary of the TIAA-CREF
730 Third Avenue           Secretary          Corporate Secretary Funds and TIAA.
New York, NY 10017-3206                       since 1998.
Age: 53

                                                                                                Number of
                                                                                                Portfolios
                                                                                                 in Fund
                                            Term of Office                                       Complex         Other
                            Position(s)     and Length of          Principal Occupation(s)       Overseen  Directorships Held
Name, Address and Age      Held with Fund    Time Served             During Past 5 Years        by Trustee    by Trustees
---------------------      -------------- ------------------- --------------------------------- ---------- ------------------

Harry I.                   Executive Vice Indefinite Term.    Executive Vice President and         N/A            N/A
 Klaristenfeld/(1)/        President and  Executive Vice      Chief Actuary of the TIAA-CREF
TIAA-CREF                  Chief Actuary  President and Chief Funds and TIAA. Formerly, Vice
730 Third Avenue                          Actuary since 2000. President and Chief Actuary,
New York, NY 10017-3206                                       Retirement Services, CREF and
Age: 52                                                       TIAA. Executive Vice President
                                                              and Chief Actuary of Services.

Frances Nolan/(1)/         Executive Vice Indefinite term.    Executive Vice President of the      N/A            N/A
TIAA-CREF                  President      Executive Vice      TIAA-CREF Funds and TIAA.
730 Third Avenue                          President since     Formerly, Vice President,
New York, NY 10017-3206                   2000.               Retirement Services, CREF and
Age: 45                                                       TIAA.

Bertram L. Scott/(1)/      Executive Vice Indefinite term.    Executive Vice President of the      N/A            N/A
TIAA-CREF                  President      Executive Vice      TIAA-CREF Funds and TIAA and
730 Third Avenue                          President since     Chairman of the Board,
New York, NY 10017-3206                   2000.               President and Chief Executive
Age: 51                                                       Officer of TIAA-CREF Life.
                                                              Formerly, President and Chief
                                                              Executive Officer, Horizon
                                                              Mercy.

Deanne J. Shallcross/(1)/  Executive Vice Indefinite term.    Executive Vice President of the      N/A            N/A
TIAA-CREF                  President      Executive Vice      TIAA-CREF Funds and TIAA.
730 Third Avenue                          President since     Formerly, Vice President,
New York, NY 10017-3206                   1998.               Marketing, CREF and TIAA.
Age: 53                                                       Executive Vice President of
                                                              Services.

David A. Shunk/(1)/        Executive Vice Indefinite term.    Executive Vice President of the      N/A            N/A
TIAA-CREF                  President      Executive Vice      TIAA-CREF Funds and TIAA.
730 Third Avenue                          President since     Formerly, Vice President,
New York, NY 10017-3206                   1998.               Institutional & Individual
Age: 55                                                       Consulting Services, CREF and
                                                              TIAA. President and Chief
                                                              Executive Officer of Services and
                                                              Director of TIAA-CREF Trust
                                                              Company.

                                                                                             Number of
                                                                                             Portfolios
                                                                                              in Fund
                                            Term of Office                                    Complex         Other
                             Position(s)    and Length of       Principal Occupation(s)       Overseen  Directorships Held
Name, Address and Age       Held with Fund   Time Served          During Past 5 Years        by Trustee    by Trustees
---------------------       -------------- ---------------- -------------------------------- ---------- ------------------

John A. Somers/(1)/         Executive Vice Indefinite term. Executive Vice President of the     N/A            N/A
TIAA-CREF                   President      Executive Vice   TIAA-CREF Funds and TIAA.
730 Third Avenue                           President since  Executive Vice President of
New York, NY 10017-3206                    1996.            Investment Management and
Age: 58                                                     Advisors and Director of TIAA-
                                                            CREF Life.

Charles H. Stamm/(1)/       Executive Vice Indefinite term. Executive Vice President and        N/A            N/A
TIAA-CREF                   President      Executive Vice   General Counsel of the TIAA-
730 Third Avenue                           President since  CREF Funds and TIAA. Trustee
New York, NY 10017-3206                    1988.            of Services. Director of TPIS,
Age: 63                                                     Advisors, TIAA-CREF Trust
                                                            Company, Tuition Financing and
                                                            TIAA-CREF Life. Member of
                                                            Board of Managers of
                                                            Investment Management.
Mary Ann Werner/(1)/        Executive Vice Indefinite term. Executive Vice President of         N/A            N/A
TIAA-CREF                   President      Executive Vice   TIAA-CREF Funds and TIAA and
730 Third Avenue                           President since  President, TIAA Shared Services.
New York, NY 10017-3206                    2000.            Formerly, Vice President, CREF
Age: 57                                                     and TIAA. Executive Vice
                                                            President of Services and
                                                            Director of TIAA-CREF Life.

James A. Wolf/(1)/          Executive Vice Indefinite term. Executive Vice President of the     N/A            N/A
TIAA-CREF                   President      Executive Vice   TIAA-CREF Funds and TIAA and
730 Third Avenue                           President since  President, TIAA Retirement
New York, NY 10017-3206                    2000.            Services. Formerly, Vice
Age: 57                                                     President, Retirement Services,
                                                            CREF and TIAA. Trustee of
                                                            Services and Director of TIAA-
                                                            CREF Life.

---------------
/(1)/ The following individuals are "interested persons" under the 1940 Act because they are officers of CREF: Mses. Apter, Horner, Jones, Nolan, Shallcross and Werner; and Messrs. Adamski, Biggs, Evans, Galt, Gibbs, Harrell, Hoch, Klaristenfeld, Leibowitz, Scott, Shunk, Somers, Stamm and Wolf.
/(2)/ Mr. Longstreth may be considered an "interested person" under the 1940
      Act because he was associated with a law firm that has acted as counsel to CREF or its affiliates.

TRUSTEE EQUITY OWNERSHIP

The following table includes information relating to equity securities beneficially owned by all current CREF Trustees in CREF and in all registered investment companies in the same "family of investment companies" as CREF as of September 3, 2002. CREF's family of investment companies includes CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds. The amounts reported below include amounts contributed to CREF accounts for the benefit of the non-employee trustees pursuant to CREF's long-term performance deferred compensation plan for non-employee trustees.

Disinterested Trustees

                                                                  Aggregate Dollar Range of Equity
                                                                    Securities in All Registered
                                                                   Investment Companies Overseen
                                                                        by Trustee in Family
NAME                   Dollar Range of Equity Securities in CREF      of Investment Companies
--------------------------------------------------------------------------------------------------
Elizabeth E. Bailey   Stock Account -- Over $100,000                      Over $100,000
                      Global Equities Account -- $50,001-$100,000
                      Growth Account -- Over $100,000
                      Equity Index Account -- Over $100,000
--------------------------------------------------------------------------------------------------
Joyce A. Fecske       Stock Account -- Over $100,000                      Over $100,000
--------------------------------------------------------------------------------------------------
Edes P. Gilbert       Stock Account -- $50,001-$100,000                   $50,001-$100,000
--------------------------------------------------------------------------------------------------
Martin J. Gruber      Stock Account -- Over $100,000                      Over $100,000
                      Growth Account -- $1-$10,000
--------------------------------------------------------------------------------------------------
Nancy L. Jacob        Stock Account -- Over $100,000                      Over $100,000
--------------------------------------------------------------------------------------------------
Marjorie Fine Knowles Stock Account -- Over $100,000                      Over $100,000
                      Social Choice Account -- Over $100,000
                      Bond Market Account -- Over $100,000
                      Global Equities Account -- Over $100,000
--------------------------------------------------------------------------------------------------
Stephen A. Ross       Stock Account -- Over $100,000                      Over $100,000
                      Global Equities Account -- Over $100,000
                      Money Market Account -- Over $100,000
--------------------------------------------------------------------------------------------------
Nestor V. Santiago    Global Equities Account -- Over $100,000            Over $100,000
--------------------------------------------------------------------------------------------------
Eugene C. Sit         Stock Account -- $50,001-$100,000                   $50,001-$100,000
--------------------------------------------------------------------------------------------------
Maceo K. Sloan        Stock Account -- $50,001-$100,000                   $50,001-$100,000
--------------------------------------------------------------------------------------------------
David K. Storrs       Stock Account -- Over $100,000
                      Global Equities Account -- Over $100,000            Over $100,000
--------------------------------------------------------------------------------------------------
Robert W. Vishny      Stock Account -- $10,001-$50,000                    $10,001-$50,000
--------------------------------------------------------------------------------------------------

Interested Trustees

                                                                   Aggregate Dollar Range of Equity
                                                                     Securities in All Registered
                                                                    Investment Companies Overseen
                                                                       by Trustee in Family of
NAME                  Dollar Range of Equity Securities in CREF          Investment Companies
---------------------------------------------------------------------------------------------------
John H. Biggs       Stock Account -- Over $100,000                          Over $100,000
                    Global Equities Account -- Over $100,000
                    Growth Account -- Over $100,000
                    Inflation-Linked Bond Account -- Over $100,000
---------------------------------------------------------------------------------------------------
Martin L. Leibowitz Stock Account -- Over $100,000                          Over $100,000
                    Global Equities Account -- Over $100,000
                    Growth Account -- Over $100,000
                    Money Market Account -- $1-$10,000
---------------------------------------------------------------------------------------------------
Bevis Longstreth    Stock Account -- $10,001-$50,000                        Over $100,000
                    Global Equities Account -- $10,001-$50,000
                    Growth Account -- $50,001-$100,000
---------------------------------------------------------------------------------------------------

TRUSTEE COMPENSATION

The following table discloses the aggregate compensation received from CREF and the TIAA-CREF Fund Complex for each current non-officer trustee for the year ended December 31, 2001. The TIAA-CREF Fund Complex includes CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds.

Disinterested Trustees

                                       Long-Term Performance       Total
                       Aggregate       Deferred Compensation    Compensation
                      Compensation    Contribution As Part of  From TIAA-CREF
NAME                   From CREF           CREF Expenses      Fund Complex/(1)/
-------------------------------------------------------------------------------
Robert H. Atwell/(2)/      $61,078           $12,211                 $62,500
-------------------------------------------------------------------------------
Elizabeth E. Bailey        $59,597           $12,211                 $61,000
-------------------------------------------------------------------------------
Joyce A. Fecske            $52,276           $12,211                 $53,500
-------------------------------------------------------------------------------
Edes P. Gilbert            $56,668           $12,211                 $58,000
-------------------------------------------------------------------------------
Martin J. Gruber           $52,272           $12,211                 $53,500
-------------------------------------------------------------------------------
Nancy L. Jacob             $46,409           $12,211                 $47,500
-------------------------------------------------------------------------------
Marjorie Fine Knowles   $42,010/(3)/         $12,211              $43,000/(3)/
-------------------------------------------------------------------------------
Stephen A. Ross         $50,802/(3)/         $12,211              $52,000/(3)/
-------------------------------------------------------------------------------
Nestor V. Santiago         $52,269           $12,211                 $53,500
-------------------------------------------------------------------------------
Eugene C. Sit              $49,335           $12,211                 $50,500
-------------------------------------------------------------------------------
Maceo K. Sloan             $53,735           $12,211                 $55,000
-------------------------------------------------------------------------------
David K. Storrs            $58,128           $12,211                 $59,500
-------------------------------------------------------------------------------
Robert W. Vishny        $ 46,407             $ 12,211             $ 47,500
-------------------------------------------------------------------------------

Interested Trustees

               --------------------------------------------------
               Bevis Longstreth $52,275/(3)/ $12,211 $53,500/(3)/
               --------------------------------------------------

  /(1)/ Includes portion of fees attributed to service in 2001 on the TIAA-CREF
        Mutual Funds Board and/or TIAA-CREF Institutional Mutual Funds Board. /(2)/ Robert H. Atwell retired from the Board effective March 2002.
  /(3)/ This compensation, or a portion of it, was not actually paid based on prior election of trustee to defer receipt of payment in accordance with the provisions of deferred compensation plans for non-officer trustees. Excluding this year's deferrals, a total of $3,298,202.51 earned across the fund complex has been deferred for prior years' service, including interest through year-end 2000, for all current trustees who had elected to defer their compensation.

CREF has a long-term performance deferred compensation plan for non-employee trustees. Under this unfunded plan, in 2001 annual contributions equal to half the amount of the basic annual trustee stipend were allocated to notional CREF and TIAA accounts, as elected by the non-employee trustee. Benefits will normally be paid in a lump sum after the trustee leaves the board. Pursuant to a separate deferred compensation plan, non-employee trustees also have the option to defer payment of their compensation and allocate it to notional TIAA and CREF accounts chosen by the individual trustee. Benefits under that plan are also normally paid in a lump sum after the trustee leaves the board.

Trustees who are active officers of CREF or TIAA do not receive any additional compensation for their services as trustees.

COMMITTEES

Every year the board appoints certain committees with specific responsibilities for aspects of CREF's operations. These are:

(1) An Audit Committee, consisting solely of independent trustees who are not officers of CREF, which audits and examines the records and affairs of CREF as it deems necessary, using independent auditors, internal auditors or others. The Audit Committee has adopted a formal written charter which is available upon request. During 2001, the Audit Committee held six meetings. The current members of the Audit Committee are Mr. Sloan (chair), Dr. Gruber, Mr. Santiago, and Mr. Storrs.

(2) A Finance Committee, which oversees the management of CREF investments subject to appropriate oversight by the full board. During 2001, the Finance Committee held four meetings. The current members of the Finance Committee are Mr. Biggs (chair), Dr. Gruber, Dr. Jacob, Ms. Knowles, Mr. Leibowitz, Mr. Longstreth, Dr. Ross, Mr. Santiago, Mr. Sit, Mr. Sloan, Mr. Storrs, and Dr. Vishny.

(3) A Corporate Governance and Social Responsibility Committee, consisting solely of trustees who are not officers of CREF, which addresses corporate social responsibility and corporate governance issues including the voting of CREF shares and the initiation of appropriate shareholder resolutions. During 2001, the committee held five meetings. The current members of the Corporate Governance and Social Responsibility Committee are Ms. Knowles (chair), Dr. Bailey, Ms. Fecske, Ms. Gilbert, Mr. Longstreth, and Mr. Storrs.

(4) An Executive Committee, which generally is vested with full board powers between board meetings on matters not specifically addressed by the full board. During 2001, the committee held five meetings. The current members of the Executive Committee are Mr. Biggs (chair), Dr. Bailey, Ms. Fecske, Dr. Gruber, Ms. Knowles, Mr. Leibowitz, and Mr. Longstreth.

(5) A Nominating and Personnel Committee, consisting solely of independent trustees who are not officers of CREF, which nominates certain CREF officers and the standing committees of the board, and recommends candidates for election as trustees. During 2001, the committee held five meetings. The current members of the Nominating and Personnel Committee are Dr. Ross (chair), Ms. Gilbert, Dr. Jacob, Mr. Sit, and Dr. Vishny.

Participants can recommend nominees by writing to the Secretary of CREF, 730 Third Avenue, New York, New York 10017-3206. Participants can also recommend nominees when casting votes for CREF's annual meeting by writing in the name of the individual in the space provided on the CREF proxy card, or, if voting through the Internet, by noting their recommended nominee in the "Comments" section. (No recommendations may be made through our telephone voting facility.)

CREF's bylaws have recently been amended to provide for a Products and Services Committee of the Board of Trustees. This committee, which shall be formed in November 2002, shall review and oversee the design, development, improvement, and marketing of new and existing products and services.

MEETINGS

There were five meetings of the Board of Trustees during 2001. All trustees attended at least 75% of the meetings of the Board of Trustees and board committees on which they served.

II. THE INDEPENDENT AUDITORS

Ernst & Young LLP (Ernst & Young) served as independent auditors to CREF for the fiscal year ended December 31, 2001. At a meeting held on May 22, 2002, the CREF Board of Trustees, including a majority of non-officer trustees, again selected Ernst & Young to serve as independent auditors for CREF for the fiscal year ending December 31, 2002. Ernst & Young performs independent audits of CREF's financial statements. To maintain auditor independence and avoid even the appearance of conflicts of interest, it is the policy of CREF, TIAA and TIAA and CREF's affiliated entities not to engage Ernst & Young for management advisory or consulting services. We expect a representative of Ernst & Young to be present at the annual meeting to respond to questions.

Audit Fees

Ernst & Young's fees for professional services rendered for the audit of CREF's annual financial statements for the year ended December 31, 2001 were $382,200.

Financial Information Systems Design and Implementation Fees

No financial information systems design and implementation nor any other management consulting services were rendered by Ernst & Young in 2001 to (i) CREF, and its adviser or affiliates of the adviser performing services for CREF (CREF's Service Providers), (ii) TIAA or (iii) any other TIAA or CREF affiliated entity.

All Other Fees

Ernst & Young's fees for all other services provided to CREF and CREF's Service Providers in 2001 totaled $809,675, including $527,825 for the audit of annual financial statements of CREF's Service Providers and $281,850 for other audit-related services.*

The Audit Committee of CREF's Board of Trustees has determined that the provision of these services is compatible with maintaining Ernst & Young's independence.
---------------
* Ernst & Young's aggregate fees for professional services rendered in connection with the audit of financial statements for the year-ended December 31, 2001 for TIAA and CREF and its affiliated entities was $1,924,000. Ernst & Young's aggregate fees for all other professional services provided to TIAA and CREF and its affiliated entities in 2001 was $436,000.


III. ADDITIONAL INFORMATION

Investment Advisory and Distribution Arrangements

TIAA-CREF Investment Management, LLC manages the assets in each CREF account. It is a nonprofit subsidiary of TIAA, and provides its services at cost. Investment Management is registered as an investment adviser under the Investment Advisers Act of 1940, although it is not considered an investment adviser under the Investment Company Act of 1940 because it provides its services at cost.

CREF's certificates are distributed by TIAA-CREF Individual & Institutional Services, Inc., another nonprofit subsidiary of TIAA. Services is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The TIAA Board of Overseers, a New York membership corporation, owns all of the stock of TIAA.

The address for Investment Management and Services is 730 Third Avenue, New York, New York 10017-3206.

IV. PARTICIPANT PROPOSALS

PARTICIPANT PROPOSAL I

All CREF participants can vote on the first participant proposal. Votes will not be tallied separately for each CREF account.

David I. Caplan, 247 S.E. 3rd Avenue, Delray Beach, FL 33483, owning 158.734 accumulation units in the CREF Stock Account, has given notice that he intends to present the following resolution at the annual meeting:

   No further funds of CREF shall be invested in any entity brought to its attention that publicly advocates firearm control or firearm prohibition legislation.

Participants' Supporting Statement

The proponent, David I. Caplan, recommends a vote FOR the proposal and urges all participants to read carefully the following statement before casting their vote.

Firearm control laws impede the ability of the public to defend itself. This problem is exacerbated during sudden emergencies -- such as September 11, 2001 ("9-11") -- when the police are called away from their normal duties to rush to the site of the emergency. In such times, the public is suddenly deprived of the police protection to which it has become accustomed for safety and security.

Firearm control laws also seriously implicate the Bill of Rights because "the right of the people to keep and bear arms" is specifically guaranteed by the Second Amendment. Increasingly many scholars and law professors have concluded that the Second Amendment in the federal Bill of Rights guarantees a constitutional right to private citizens. These professors include Harvard Law Professor Laurence Tribe, who argued on behalf of Gore in the first Bush v. Gore case in the U.S. Supreme Court. They have come to the conclusion that the Amendment's guarantees are not limited to those who are enrolled in a formal, governmentally sponsored militia.

The Amendment's opening phrase "well regulated militia" indicates that unless the individual private citizen had a right to keep ordinary personal firearms, the militia would not be well regulated. In emergencies, private possession of ordinary firearms enables the populace to supplement the effectiveness of either the State National Guards commanded by the State governors or the National Guard of the United States commanded by the President, as selected by the previously armed individuals, and in accordance with the views and promises expressed by Alexander Hamilton in The Federalist No. 28. Last year a federal Court of Appeals concluded that the Amendment guarantees an individual right to the private citizen, and not exclusively to the soldier or enlisted member of a governmentally sponsored organized militia.

In addition, scholarly arguments can be and have been made that firearm control laws violate the Fourth Amendment. According to the U.S. Supreme Court, that Amendment is rooted in the famous maxim enunciated by Sir Edward Coke in 1604:
"Everyone's house is a castle and fortress, not only for defense against violence and injury but also for repose."

No matter how you may feel about firearm control laws, these laws teach the enemies of other constitutional rights a dangerous sequence of procedures and methodologies for similarly gradually weakening and ultimately destroying any and all other rights that they dislike. In firearm control laws there lurks a slippery slope for destroying other cherished rights.

For these reasons, proponent recommends a vote FOR the proposal.

Opposing Statement of the Board of Trustees

The Board of Trustees recommends a vote AGAINST the proposal and urges all participants to read carefully the following statement before casting their vote.

Proponent has asked participants to consider a proposal that would have CREF stop investing in companies that publicly support gun control efforts. We strongly believe that this proposal, which would require CREF to devote resources to scrutinize the social causes advocated by portfolio companies, is contrary to the interests of our participants. Our position has consistently been that, except for the Social Choice Account, we will not make portfolio investment decisions based solely on a company's record on social issues. We could not operate an effective investment program that gives financial considerations the highest priority if we sought to accommodate the diverse social views of our more than two million participants in this manner. This proposal, which promotes an agenda that we believe may be unpopular with many of our participants, underscores the merit of this long-held position.

For this reason, the board recommends a vote against the proposal.

PARTICIPANT PROPOSAL II

All CREF participants can vote on the second participant proposal. Votes will not be tallied separately for each CREF account.

Curtis C. Verschoor, 231 Wyngate Drive, Barrington, IL 60010, owning 3774.491 accumulation units in the CREF Stock Account, 2652.482 accumulation units in the CREF Money Market Account, and 733.491 accumulation units in the CREF Social Choice Account, and Stephen Viederman, 135 East 83/rd/ Street, Apt. 15A, New York, NY 10028, owning 4426.370 accumulation units in the CREF Stock Account, 10872.765 accumulation units in the CREF Money Market Account, 3912.658 accumulation units in the CREF Bond Market Account, and 1497.911 accumulation units in the CREF Social Choice Account, have given notice that they intend to present the following resolution at the annual meeting:

WHEREAS TIAA-CREF professes to be a leader in corporate governance issues, and processes of accountability and transparency are keystone pillars of effective governance, and

WHEREAS TIAA-CREF wishes to be considered a "concerned investor," and believes they are active and involved shareholders, and has proclaimed policies designed to "encourage improved governance policies and practices, thereby leading to better corporate performance and enhanced accountability," and

WHEREAS increasing numbers of TIAA-CREF participants have raised concerns that their organization does not appear to utilize internally in practice the same good corporate governance procedures it advocates publicly.

RESOLVED that TIAA-CREF report to its participants at least annually 1) how issues relating to social and environmental responsibility have been factored into investment decisions and into voting the shareholder proxies of companies in its investment portfolio, 2) how it voted its proxies on investment portfolio shareholder resolutions involving social and environmental issues and
3) what concrete steps it has undertaken to enhance governance in the boards of directors and senior management of investment portfolio corporations through adoption and implementation of socially and environmentally responsible policies and practices.

Participants' Supporting Statement

As a group, college faculty and staff, the preponderance of TIAA-CREF participants, have a keen awareness of social and environmental issues. Undoubtedly they represent the largest group of investors having a financial interest in and concern for the social and environmental performance of corporations in the U.S. Their participation in foreign investments is also significant, but less in proportion.

As evidence of their strong interest in investing in socially and environmentally responsible companies, back in the 1980's a national group of professors and staff lobbied TIAA-CREF for nearly five years before it set up a "socially responsible" fund. This fund is now the largest social investment fund in the U.S.

In the document CREF describes as "How we factor economic and social concerns into investment decisions and into voting the shareholder proxies of companies in our investment portfolio," TIAA-CREF states that it considers "social factors appropriate to each fund's objectives in selecting investments." Yet, significant numbers of participants have voted their proxies to force divestment of companies widely considered to lack social and/or environmental responsibility. TIAA-CREF's published responses appear to convey a marked lack of consideration of social and environmental issues.

Further, TIAA-CREF has declined to present to participants its proxy voting record on social and environmental resolutions of portfolio companies in spite of repeated requests. Publication of TIAA-CREF activities designed to enhance improved governance activities in portfolio companies through adoption and implementation of social and environmentally responsible policies and practices would serve as motivation for all companies to adopt "best practices."

Over the years, increasing empirical evidence has emerged that the average financial performance of good corporate citizens exceeds that of poor citizens. Therefore, consideration of social and environmental issues in investment decisions will add to and not detract from long-term shareholder value that TIAA-CREF so rightly considers a primary objective.

Opposing Statement of the Board of Trustees

The Board of Trustees recommends a vote AGAINST the proposal and urges all participants to read carefully the following statement before casting their vote.

You have been asked to consider a proposal that would require CREF to report to its participants, at least annually, how it voted its proxies on shareholder resolutions involving social and environmental issues, and how it has integrated those issues into its investment decisions and dealings with portfolio companies. While we share proponents' concerns for environmental and social issues, we do not believe it would serve the best interests of our participants to adopt the proposal as currently conceived at this time.

We strongly believe, as stated in our TIAA-CREF Policy Statement on Corporate Governance, that "building long-term shareholder value is consistent with directors of companies giving careful consideration to social responsibility issues and the common good." While we do not make specific investment decisions based solely on these issues, our policy statement clearly describes our approach for reflecting these values. We specifically encourage boards of companies to develop policies and practices to address the environmental impact of their company's operations and products and to evaluate those actions that can hurt the common good of the company's constituencies and communities it which it operates. We spread this important message by widely distributing our corporate governance policy statement to public companies and their boards, as well as through informal forums and private discussions with portfolio companies.

While we seek to encourage socially responsible corporate behavior, we hesitate to produce the type of report proponent has requested. The board's Corporate Governance and Social Responsibility Committee carefully determines how CREF should vote on resolutions dealing with social issues, examining the particular facts and circumstances involved in the context of the objectives set out in our policy statement. Frequently, our governance committee is sympathetic to proponents' goals but believes specific resolutions may be flawed or too impractical to implement. In such cases, we frequently abstain and write a letter to the company explaining our vote.

Indeed, some of CREF's votes are based on discussions with companies, and, without that information, our specific votes cannot be fully understood. We believe it is important to maintain the confidentiality of those discussions since, in our experience, we have found that more can be accomplished through quiet diplomacy than through public confrontation.

Finally, we believe the principle of confidential voting is an important one which protects all shareholders from undue influence on the proxy voting process.

For these reasons, the board recommends a vote against the current proposal.

We note that the Securities and Exchange Commission has very recently proposed rules that would require investment companies, such as CREF, to report their proxy voting records and disclose their voting policies to their shareholders. The proposal is currently open for public comments. While these rules are under consideration, we will continue to provide participants with meaningful information about CREF's proxy voting policies and processes.

PARTICIPANT PROPOSAL III

All CREF participants can vote on the third participant proposal. Votes will not be tallied separately for each CREF account.

Ann E. Marchand, 7043 22/nd/ Avenue N.W., Seattle, WA 98117, owning 91.537 accumulation units in the CREF Stock Account, 46.374 accumulation units in the CREF Social Choice Account, and 114.715 accumulation units in the CREF Global Equities Account, has given notice that she intends to present the following resolution at the annual meeting:

Whereas, although CREF professes to be a leader in corporate governance issues, CREF participants have raised concerns that CREF does not practice good corporate governance internally, as the examples below demonstrate, and is viewed as non-responsive to participants raising these concerns; and

Whereas, the CREF Social Account is offered to participants wishing to invest in a fund that screens out companies engaged in what CREF considers to be objectionable areas, while it retains Elizabeth Bailey, a Philip Morris Company director as a CREF Trustee; and

Whereas, the CREF's Social Account is rated the worst of socially responsible mutual funds in the 2002 NIS Social Rating of socially responsible mutual funds; and

Whereas, TIAA-CREF admits to taking "financial incentives" including a "subsidy" over the next three years of $1.17 million from "the City and County of Denver", despite the fact that multibillion dollar mutual funds should not need taxpayer money to improve hiring, location and other community efforts; and

Whereas, after 17% of CREF Global Equities and Stock Fund shareholders voted in 1999 to divest of Freeport McMoRan Copper and Gold stock, CREF refused to allow this resolution to be re-voted on the following year; and

Whereas, CREF's purchase of irresponsible companies such as Enron, Philip Morris, or Freeport McMoRan Copper and Gold is misguided; and

Whereas, TIAA-CREF Policy Statement on Corporate Governance is woefully inadequate and OPPOSES shareholder resolutions concerning separation of the positions of CEO and chairman; OPPOSES designation of a lead director; OPPOSES the formation of shareholder advisory committees; OPPOSES the requirement that candidates for the board be nominated by shareholders; OPPOSES a requirement that directors must attend a specific percentage of board meetings, unless the board supports such measures; and OPPOSES a requirement that directors be prohibited from providing consulting services; and

Whereas, these concerns stem from the fact that John H. Biggs serves as CHAIRMAN, PRESIDENT, and CHIEF EXECUTIVE OFFICER of CREF and TIAA; as a TRUSTEE of TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds; as well as the Boards of Overseers of TIAA and CREF; and

Whereas, in a recent McKinsey & Co. survey of 180 U.S. directors representing almost 500 companies, nearly 70% said that the roles of Chairman of the Board and CEO should be separated (Financial Times, May 28, 2002);

THEREFORE BE IT RESOLVED that the shareholders recommend that the offices of CREF CEO and Chairman of the Board may not be held jointly by the same person.

Opposing Statement of the Board of Trustees

The Board of Trustees recommends a vote AGAINST the proposal and urges all participants to read carefully the following statement before casting their vote.

You have been asked to consider a proposal that would prevent the offices of CREF Chief Executive Officer and Chairman of the Board from being held by the same person. The board believes that the proposal is not in the long-term best interests of CREF or its participants.

At the outset, participants should note that following the CREF annual meeting, Mr. Biggs, CREF's current Chairman of the Board and Chief Executive Officer, intends to step down from the CREF board, while remaining its Chief Executive Officer. Nevertheless, the board believes that there may be times when CREF and its participants would be best served by combining the roles of Chairman and Chief Executive Officer. The board would like to retain the flexibility to determine appropriate board structure and board leadership in the future.

As a general matter, a combined Chairman/CEO acts as a bridge between the board and the operating organization and can provide critical leadership for strategic initiatives. A principal role of the Chairman is to propose the general agenda for board meetings from among the many issues facing a company on a day-to-day basis. As a result, the Chief Executive Officer may be in the best position to develop this agenda in the most efficient and effective manner.

While legitimate concerns could be raised regarding the impact joining the roles of Chairman of the Board and Chief Executive Officer could have on board independence, we believe that the CREF board, as structured, maintains effective independent oversight of management. For years, CREF has had only two members of management on its Board of Trustees. Furthermore, key committees of the board -- the Audit Committee, the Corporate Governance and Social Responsibility Committee, and the Nominating and Personnel Committee -- consist solely of trustees who are independent of CREF's management. Separating the roles of Chairman and Chief Executive Officer would not add any value to this already effective structure.

Finally, we have found through experience that the combined roles do work effectively. The Board of Trustees - and CREF - has been strengthened by the presence of Mr. Biggs, who has provided strategic and operational expertise while serving in both these offices.

We believe that the interests of CREF and its participants would be best served by maintaining the flexibility to combine the offices of Chairman and Chief Executive Officer, balanced by the presence of CREF's independent trustees. The board therefore recommends that participants vote against the proposal.

PARTICIPANT PROPOSAL IV

Because the fourth participant proposal concerns CREF's tobacco-related investments, participants in all CREF accounts, except the Social Choice Account, can vote on it. Since the proposal would affect participants in each of these accounts differently, the votes will be tallied separately for each account.

Dr. Eugene Feingold, 352 Hilldale Drive, Ann Arbor, MI 48105, owning 6641.879 accumulation units in the CREF Stock Account, 9032.319 accumulation units in the CREF Bond Account, and 2555.785 accumulation units in the CREF Global Equities Account, Thomas F. Hogan, M.D., 13400 E. Shea Boulevard, Scottsdale, AZ 85259, owning 8078.925 accumulation units in the CREF Money Market Account and 997.683 accumulation units in the CREF Social Choice Account, Dr. Douglas
C. Kelley, 910 Sunset Rd., Ann Arbor, MI 48103, owning 7.691 annuity units in the CREF Stock Account, and C. Everett Koop, M.D., 3 Ivy Pointe Way, Hanover, NH 03755-1407, owning 23.775 annuity units in the CREF Stock Account, have given notice that they intend to present the following resolution at the annual meeting:

   For both ethical and financial reasons, participants request CREF: 1) To announce that CREF will make no additional tobacco-related investments, and
   2) To begin an orderly divestment of all tobacco investments.

Participants' Supporting Statement

The major cigarette companies spend over $9.57 billion each year (more than $26.2 million every day) to promote their products; many of their marketing efforts directly reach kids. Cigarette company spending to market their deadly products increased by more than 42 percent from 1998 to 2000 (final 2001 data are not yet available). Tobacco industry documents, and research on the effect of marketing to kids, reveal the intent and success of industry efforts to attract new smokers from the ranks of children.

Numerous internal tobacco industry documents, revealed in the various tobacco lawsuits, show that tobacco companies have perceived kids as young as 13 years of age as a key market, studied the smoking habits of kids, and developed products and marketing campaigns aimed at them. As an RJR Tobacco document put it, "Many manufacturers have 'studied' the 14-20 market in hopes of uncovering the 'secret' of the instant popularity some brands enjoy to the almost exclusion of others . . . Creating a 'fad' in this market can be a great bonanza."

Additional internal company quotes:

Philip Morris: "Today's teenager is tomorrow's potential regular customer, and the overwhelming majority of smokers first begin to smoke while still in their teens . . . The smoking patterns of teenagers are particularly important to Philip Morris."

R. J. Reynolds: "Evidence is now available to indicate that the 14-18 year old group is an increasing segment of the smoking population. RJR-T must soon establish a successful new brand in this market if our position in the industry is to be maintained in the long term."

Brown & Williamson: "Kool's stake in the 16-25-year-old population segment is such that the value of this audience should be accurately weighted and reflected in current media programs . . . all magazines will be reviewed to see how efficiently they reach this group."

Lorillard Tobacco: "[T]he base of our business is the high school student."

U. S. Tobacco: "Cherry Skoal is for somebody who likes the taste of candy, if you know what I'm saying."

Cigarette companies now claim they have finally stopped intentionally marketing to kids or targeting youths in their research or promotional efforts. But they continue to advertise cigarettes in ways that reach vulnerable underage populations. One of countless examples: a Massachusetts Department of Health study found that cigarette advertising in magazines with high youth readership actually increased by 33% AFTER the November, 1998 Master Tobacco Settlement Agreement.

Cigarette companies are addicted to underage smoking. Due in large part to cigarette company marketing, each day roughly 5,000 kids try smoking for the first time. Another 2,000 kids become regular daily smokers; a third of them will die many years prematurely, from their tobacco addiction.

Should TIAA-CREF financially co-sponsor the manufacture and promotion of such deadly products? If not, vote for orderly divestment.

Opposing Statement of the Board of Trustees

The Board of Trustees recommends a vote AGAINST the proposal and urges all participants to read carefully the following statement before casting their vote.

The trustees believe that each participant should have the choice of whether or not to invest in an account that uses non-financial criteria for its investment program. This decision should not be made for them by the Board of Trustees.

The CREF accounts represent the pension contributions of over two million individual participants, with each account designed to meet the long-term financial needs of this diverse constituency. The trustees understand that tobacco divestiture and other issues relating to socially responsible investing touch upon deeply held personal beliefs shared by many CREF participants. Out of respect for these beliefs, CREF created the Social Choice Account, a balanced account that applies a number of social screens to its investment portfolio, including one for tobacco. Given the availability of the Social Choice Account and the diverse nature of our participant base, the trustees have consistently declined to impose specific subjective social standards on the investment programs of the other CREF accounts, regardless of the merits of the social cause advocated.

The Trustees believe it is in participants' best financial interests to provide CREF's investment professionals with the broadest possible discretion to pursue each account's stated investment goals and strategies and take advantage of a broad range of potential investment opportunities. For most CREF accounts, the investment team pursues a strategy that seeks to maintain a risk and return profile similar to the account's benchmark. If we were to eliminate the stocks of an entire industry from each CREF account, we would increase the chances that investment performance would vary considerably from an account's benchmark in any given year.

We believe that participants should be free to decide, based on their individual consciences, whether or not they want specific subjective social criteria applied to their investment accounts.

The board recommends a vote against the proposal.

V. OTHER MATTERS

Means of Soliciting Proxies

This proxy solicitation will be conducted mainly by mail, telephone, and the Internet, but it may also be by any other method of electronic communication, or by personal interview. CREF bears all expenses connected with soliciting proxies; the expenses are included in the administrative expenses that are paid for from the net assets of each account.

Proposals of Persons with Voting Rights

Proposals submitted by or on behalf of participants to be included in the CREF proxy materials for the 2003 annual meeting must be received by CREF no later than June 7, 2003. Unless CREF is notified by August 21, 2003 of other matters that may be properly brought before the 2003 annual meeting by or on behalf of participants, the persons named in the proxy will have the discretion to vote on those matters as they see fit.

Annual Reports

If you would like to see the most recent CREF semi-annual and annual reports, you can visit the TIAA-CREF Web site www.tiaa-cref.org, or use our on-line request form to order print versions electronically. Or, you can call 1 800 842-2733, extension 5509 or write to CREF at 730 Third Avenue, New York, New York 10017-3206.

A10790 (10/02)
[LOGO] Printed on recycled paper

CREF                 MICHAEL HUGYO           VOTER CONTROL NUMBER 46601834226681

The Board of Trustees recommends a vote FOR item 1.

                                      For        Withhold      Vote for
                                                 from all      all except
1.     Election of Trustees           [  ]         [  ]         [  ]
       Nominees:

Nancy L. Jacob (01), and Nestor V. Santiago (02)

To withhold your vote from any nominee, mark the "Vote for all except" box above and strike a line through the nominee's name.

When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate your full name and title.

Signature                               Date
         ----------------------------        ----------------------

The Board of Trustees recommends a vote AGAINST the following items.

                                                            For  Against Abstain

2. Participant proposal I (to stop investing in companies   [  ]   [  ]   [  ]
   supporting gun control) (All accounts)
3. Participant proposal II (to report on social and         [  ]   [  ]   [  ]
   environmental issues) (All accounts)
4. Participant proposal III (to separate CEO and            [  ]   [  ]   [  ]
   Chairman positions) (All accounts)
5. Participant proposal IV (to divest CREF's tobacco-related investments)
   (All accounts except the Social Choice Account)

                   For   Against  Abstain

Stock              [  ]    [  ]    [  ]
Bond Market        [  ]    [  ]    [  ]
Growth             [  ]    [  ]    [  ]
Inflation-
Linked Bond        [  ]    [  ]    [  ]

                   For   Against  Abstain

Money Market       [  ]    [  ]    [  ]
Global Equities    [  ]    [  ]    [  ]
Equity Index       [  ]    [  ]    [  ]

                                          CREF DOMESTIC BALLOT 2002 VERSION (11)
SEQUENCE NUMBER    169113211010000        8-29-02 ORIG. (7-23-02)

P02F P07A P16A P25A P41A P47A P52A P58A P63A P69A P74A

                        College Retirement Equities Fund

By signing this form, I authorize Edes P. Gilbert, E. Laverne Jones, and Maceo
K. Sloan, singly or together, with power of substitution in each, to represent me and cast my vote at CREF's annual meeting, and any adjournment or postponement thereof. They will vote as I instruct. If no directions are given, or if the instructions are contradictory, the proxies will vote (i) FOR the election of all listed nominees; (ii) in accordance with the trustees' recommendations on the other subjects listed on this card; and (iii) at their discretion on any other matters that may properly come before the annual meeting or if a nominee is not available for election. The CREF annual meeting will be held on November 7, 2002, at 10:00 a.m. at TIAA-CREF's Southern Service Center, 8500 Andrew Carnegie Boulevard, Charlotte, North Carolina 28262.

Unless you have voted by Internet or telephone, please sign and date this ballot on the reverse side and return it in the enclosed postage-paid envelope to EquiServe, P.O. Box 43065, Providence, RI 02940-5118. EquiServe has been engaged to tabulate ballots returned by mail to preserve the confidentiality of your ballot.

CREF DOMESTIC BALLOT 2002 VERSION (6)
9-17-02 ORIG. (7-23-02)

                        To vote via the Internet - go to
                      http://www.eproxyvote.com/tiaa-cref
                   To vote by telephone - dial 1 877 779-8683

                      Suggestions for Future CREF Nominees

Name:
     ------------------------------------------------
Institution:
            -----------------------------------------
Name:
     ------------------------------------------------
Institution:
            -----------------------------------------

2002 CREF Annual Meeting Voting

[GRAPHIC]

[GRAPHIC]

VOTE BY NET

TIAA
CREF      COLLEGE RETIREMENT EQUITIES FUND

STEP 1
--------------------------------------------------------------------------------

Welcome to the EquiServe Vote-By-Net Facility.

Please wait while you are automatically redirected to the secure voting site.

Click "Continue" if you are not automatically redirected within a few minutes.

CONTINUE

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

2002 CREF Annual Meeting Voting

[GRAPHIC]

[GRAPHIC]

VOTE BY NET

TIAA
CREF      COLLEGE RETIREMENT EQUITIES FUND

STEP 1
--------------------------------------------------------------------------------

Welcome to the EquiServe online voting wizard!

Just follow a few simple steps to complete the secure voting process:

  Authentication:                     Login using your voter control number
  Ownership Info/Election Materials:  Review your ownership information and election materials
  Voting:                             Cast your ballot and receive your confirmation online
  Finish:                             Update your e-mail profile and review other options

If you have more than one ballot, please vote them one card at a time. To get started now, login below and click "Continue".

Step 1: Authentication

 Enter the voter control number as it
 appears on your ballot                               [        ]
 Enter the last 4 digits of the U.S. social
 security number (SSN) or the U.S.                    [        ]
 taxpayer identification number (TIN)
 for this account*

 *If you do not have a SSN or TIN for this account, please leave this box blank.

CONTINUE

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

2002 CREF Annual Meeting Voting

[GRAPHIC]

[GRAPHIC]

VOTE BY NET

TIAA
CREF      COLLEGE RETIREMENT EQUITIES FUND

STEP 2
--------------------------------------------------------------------------------

Welcome

     Solar Hunter
     1000 Main Street
     Anywhere, NJ 12345

Election Materials

To review the Proxy materials please click the following link. When ready to vote click "Continue" to go to the ballot page:

      CREF Proxy Statement

CONTINUE

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

2002 CREF Annual Meeting Voting

[GRAPHIC]

[GRAPHIC]

VOTE BY NET

TIAA
CREF         COLLEGE RETIREMENT EQUITIES FUND

STEP 3
--------------------------------------------------------------------------------
2002 CREF Annual Meeting

By submitting this form online, I authorize Edes P. Gilbert, E. Laverne Jones, and Maceo K. Sloan, singly or together, with power of substitution in each, to represent me and cast my vote at CREF' s annual meeting, and any adjournment or postponement thereof. They will vote as I instruct. If no directions are given, or if the instructions are contradictory, the proxies will vote (i) FOR the election of all listed nominees; (ii) in accordance with the trustees' recommendations on the other subjects listed on this card; and (iii) at their discretion on any other matters that may properly come before the annual meeting or if a nominee is not available for election. The CREF annual meeting will be held on November 7, 2002, at 10:00 a.m. at TIAA-CREF's Southern Service Center, 8500 Andrew Carnegie Boulevard, Charlotte, North Carolina 28262.

EquiServe has been engaged to tabulate ballots returned by mail to preserve the confidentiality of your ballot.

Check this box to cast your vote in accordance with the recommendations of the
Board of Trustees:                                               [ ]

The Board of Trustees recommends a vote FOR item 1.

 1. Election  [ ] FOR ALL NOMINEES, except as noted below:
    of        [ ] Nancy L.Jacob
    Trustees  [ ] Nestor V. Santiago

              [ ]  WITHHOLD AS TO ALL NOMINEES

The Board of Trustees recommends a vote AGAINST the following items.

2. Participant proposal I (to stop investing in companies supporting gun control) (All accounts)

    [ ] FOR     [ ]  AGAINST    [ ]  ABSTAIN

3. Participant proposal II (to report on social and environmental issues) (All accounts)

    [ ] FOR     [ ]  AGAINST    [ ]  ABSTAIN

2002 CREF Annual Meeting Voting

4. Participant proposal III (to separate CEO and Chairman positions) (All accounts)

    [ ] FOR     [ ]  AGAINST    [ ]  ABSTAIN

5. Participant proposal IV (to divest CREF' s tobacco-related investments)(All accounts except the Social Choice Account)

Stock                    [ ]FOR       [ ]AGAINST     [ ]ABSTAIN

Money Market             [ ]FOR       [ ]AGAINST     [ ]ABSTAIN

Bond Market              [ ]FOR       [ ]AGAINST     [ ]ABSTAIN

Global Equities          [ ]FOR       [ ]AGAINST     [ ]ABSTAIN

Growth                   [ ]FOR       [ ]AGAINST     [ ]ABSTAIN

Equity Index             [ ]FOR       [ ]AGAINST     [ ]ABSTAIN

Inflation-Linked Bond    [ ]FOR       [ ]AGAINST     [ ]ABSTAIN

To cast your vote please click "submit".
(NOTE: Your vote will not be counted until you click "Submit".)

SUBMIT

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2002 CREF Annual Meeting Voting                                      Page 1 of 2

[GRAPHIC]

[GRAPHIC]

TIAA
CREF         COLLEGE RETIREMENT EQUITIES FUND

STEP 3

     Solar Hunter
     1000 Main Street
     Anywhere, NJ 12345
     Control Number: 29001999999912
     Confirmation Number: 326408
     Date: Tue Sep 24 2002 15:36:25 CDT

Step 3: Summary of your vote

Your vote was recorded by EquiServe as follows:

1. Election of Trustees                                    FOR ALL NOMINEES

2. Participant proposal I (to stop investing in            AGAINST
   companies supporting gun control) (All accounts)

3. Participant proposal II (to report on social and        AGAINST
   environmental issues) (All accounts)

4. Participant proposal III (to separate CEO and           AGAINST
   Chairman positions) (All accounts)

5. Participant proposal IV (to divest CREF' s tobacco-related investments)(All accounts except the Social Choice Account)

   Stock                                                   AGAINST

   Money Market                                            AGAINST

   Bond Market                                             AGAINST

   Global Equities                                         AGAINST

   Growth                                                  AGAINST

   Equity Index                                            AGAINST

2002 CREF Annual Meeting Voting                                      Page 2 of 2

Inflation-Linked Bond                                      AGAINST

To keep a copy for your records, click "Print" or "E-mail" on the top of this page. To change your vote, click "Back".

To provide suggestions for future nominees click "Options".

You can now vote another ballot or click "Finish" to update your e-mail profile and exit the voting site.

BACK    OPTIONS     FINISH

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

CREF's 2002 Proxy Telephone Script Template

PROXY CONTROL NUMBER VERIFY

..    Greeting - Welcome to the electronic voting system. Please have your proxy card or voting instruction sheet or ballot available before voting. (Not customizable)

..    Control Number - Enter the voter control number as it appears on the card followed by the pound sign. (Not customizable)

..    Hold - One moment please while we verify your information. (Not customizable)

..    Secondary Control Number - Enter the last 4 digits of the U.S. Social
     Security number or the U.S. taxpayer identification number for this account followed by the pound sign. (Not customizable)

..    Invalid Entry of Control Numbers Message - We are unable to authenticate the information that you entered. (Not customizable)

..    Default and Miskey Error Message - We are unable to process your request at this time. Thank you for calling. (Not customizable)


PROXY MAIN

Vote Not Started - The time frame for this vote has not yet begun. Please call back later. (Not customizable)

Vote Has Ended - The time frame for this vote has ended. Thank you for calling. (Not customizable)

Special Message (99990NNN) - You are voting your 2002 CREF Proxy solicited by its Board of Trustees. {Pronounced as CREF phonetically}

Legal Message -
-------------

Vote Level (99980NNN) - Only participants in certain accounts are eligible to vote on certain issues. Please check your proxy card to confirm your voting eligibility. Your telephone vote is subject to the same terms and authorizations as indicated on the printed proxy card.

With the Board Vote Prompt Message -
----------------------------------

Vote Level Message (55550NNN) - To vote all proposals in accordance with the recommendations of the Board of Trustees press 1. If you wish to vote on each proposal one at a time, press 2.

CREF's 2002 Proxy Telephone Script Template

Announcement Message (999XXNNN) - You will now vote for the Trustees Nominees. The Board of Trustees recommends a vote FOR each of the nominees listed on your ballot.

Multiple Director Message -
-------------------------

Transfer Agent Level Message - (04000PX2) - [333XXNNN=Item 1, Election of Trustees]. To vote for all nominees, press one. To withhold from all nominees, press 2. To withhold from individual nominees, press 3.

Director Exception Messages -
---------------------------

Vote Level Message - (88200NNN) - For each nominee from whom you wish to withhold your vote enter the 2-digit number after the nominee names listed on the ballot followed by the pound key. Press the pound key again if you have completed your withholding.

Withhold from subsequent Director Messages -
------------------------------------------

Vote Level Message - (88300NNN) - To withhold your vote from another nominee enter the 2-digit number next to the name listed on the ballot followed by the pound key, or if you have completed your withholding, press pound key again.

Invalid Director Messages -
-------------------------

Default Level Message - You have entered an invalid nominee number.

PROPOSALS

For / Against / Abstain Proposals -
---------------------------------

Announcement Message (999XXNNN) - Participant Proposal I. To stop investing in companies supporting gun control. Participants in all accounts are eligible to vote on Participant Proposal I. The Board of Trustees recommends a vote AGAINST this proposal.

Vote Level Message (00XX0NNN) - [333XXNNN=Item 2, Participant Proposal 1]. To vote for, press 1; against, press 2; abstain press 3.

Announcement Message (999XXNNN) - Participant Proposal II. To report on social and environmental issues. Participants in all accounts are eligible to vote on Participant Proposal II. The Board of Trustees recommends a vote AGAINST this proposal.

Vote Level Message (00XX0NNN) - [333XXNNN=Item 3, Participant Proposal 2]. To vote for, press 1; against, press 2; abstain press 3.

CREF's 2002 Proxy Telephone Script Template

Announcement Message (999XXNNN) - Participant Proposal III: To separate CEO and Chairman positions. Participants in all accounts are eligible to vote on Participant Proposal III. The Board of Trustees recommends a vote AGAINST this proposal.

Vote Level Message (00XX0NNN) - [333XXNNN=Item 4, Participant Proposal 3]. To vote for, press 1; against, press 2; abstain press 3.

Announcement Message (999XXNNN) - Participant Proposal IV: To divest CREF's {Pronounced as CREF phonetically} tobacco-related investments.

Announcement Message (999XXNNN) - . Participants in all accounts except the CREF {Pronounced as CREF phonetically} Social Choice Account are eligible to vote on Participant Proposal 4. The Board of Trustees recommends a vote AGAINST this proposal.

Vote Level Message (00XX0NNN) - [333XXNNN=Item 5A, Participant Proposal 4 for your Stock Account holdings]. To vote for, press 1; against, press 2; abstain press 3.

Announcement Message (999XXNNN) - Participant Proposal IV: To divest CREF's {Pronounced as CREF phonetically} tobacco-related investments.

Vote Level Message (00XX0NNN) - [333XXNNN=Item 5B, Participant Proposal 4 for your Money Market Account holdings]. To vote for, press 1; against, press 2; abstain press 3.

Announcement Message (999XXNNN) - Participant Proposal IV: To divest CREF's {Pronounced as CREF phonetically} tobacco-related investments.

Vote Level Message (00XX0NNN) - [333XXNNN=Item 5C, Participant Proposal 4 for your Bond Market Account holdings]. To vote for, press 1; against, press 2; abstain press 3.

Announcement Message (999XXNNN) - Participant Proposal IV: To divest CREF's {Pronounced as CREF phonetically} tobacco-related investments.

Vote Level Message (00XX0NNN) - [333XXNNN=Item 5D, Participant Proposal 4 for your Global Equities Account holdings]. To vote for, press 1; against, press 2; abstain press 3.

CREF's 2002 Proxy Telephone Script Template

Announcement Message (999XXNNN) - Participant Proposal IV: To divest CREF's {Pronounced as CREF phonetically} tobacco-related investments.

Vote Level Message (00XX0NNN) - [333XXNNN=Item 5E, Participant Proposal 4 for your Growth Account holdings]. To vote for, press 1; against, press 2; abstain press 3.

Announcement Message (999XXNNN) - Participant Proposal IV: To divest CREF's {Pronounced as CREF phonetically} tobacco-related investments.

Vote Level Message (00XX0NNN) - [333XXNNN=Item 5F, Participant Proposal 4 for your Equity Index Account holdings]. To vote for, press 1; against, press 2; abstain press 3.

Announcement Message (999XXNNN) - Participant Proposal IV: To divest CREF's {Pronounced as CREF phonetically} tobacco-related investments.

Vote Level Message (00XX0NNN) - [333XXNNN=Item 5G, Participant Proposal 4 for your Inflation-Linked Bond Account holdings]. To vote for, press 1; against, press 2; abstain press 3.

Introduction Playback Message -
-----------------------------

Default Level Message - You have cast your vote as follows...


With the Board Playback Message -
-------------------------------

Vote Level Message (55540NNN) - You have cast your vote in the manner recommended by the Board of Trustees.

Playback Messages for Directors - Depending on how a caller votes, there are 3 possible playback messages.

Voted All Directors -
-------------------  -

Vote Level Message (88500NNN) - You have voted for all Trustees on the ballot.

Withhold from All Directors -
---------------------------

Vote Level Message (88600NNN) - You have voted to withhold your vote from all Trustees on the ballot.

Director Exceptions -
-------------------

Vote Level Message (88700NNN) - You have voted for all trustees except for the following nominee numbers (Speaks trustee number(s)).

Confirm Message -
---------------

Default Level Message - To confirm your vote, press 1. To cancel your vote, press 2.

Canceled Vote Message - Default message.  (Not customizable)

CREF's 2002 Proxy Telephone Script Template

Your vote has been canceled. If you wish to vote this card or another card press 1, otherwise please hang up and mark, sign, and return your card in the envelope provided. Thank you for calling.

Goodbye Message -
---------------

Vote Level Message (44440NNN) - Your vote has been successfully recorded. It is not necessary for you to mail in your card. If you wish to vote another card or change your vote, press 1, otherwise please hang up. Thank you.

Miskey Message - You have entered an invalid option. (Not customizable)

Default Error Message - We are unable to process your request at this time. Thank you for calling. (Not customizable)